PUBLIC

WINDSTREAM

# 1Q21 Earnings Presentation

May 17, 2021

# PUBLIC

# Safe Harbor Statement

This presentation includes forward-looking statements that are subject to risks and uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "will," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "forecast" and other words and terms of similar meaning.

Forward-looking statements include, but are not limited to, guidance regarding 2021 financial and certain operational trends and our ability to successfully execute our 2021 company priorities supporting the guidance; anticipated net Kinetic broadband subscriber growth and higher speeds, including 1 Gbps speed availability, along with speed expansion to more households and businesses within our service areas; network expansion opportunities generally and related to funding from various future broadband programs and the Rural Digital Opportunity Fund; improved Enterprise contribution margin and acceleration of, and opportunities related to, Enterprise strategic sales and services; overall revenue growth and contribution margin trends in our business units; wholesale network and customer expansion opportunities for 2021; statements concerning the Master Lease arrangements with Uniti Group, Inc. ("Uniti"), including growth capital improvement reimbursements; expectations regarding expense management activities, including interconnection and access expense, and the timing and benefit of such activities; and any other statements regarding plans, objectives, expectations and intentions and other statements that are not historical facts. These statements, along with other forward-looking statements regarding Windstream's overall business outlook, are based on estimates, projections, beliefs, and assumptions that Windstream believes are reasonable but are not guarantees of future events, performance or results. Actual future events and results may differ materially from those expressed in these forward-looking statements as the result of a number of important factors.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to current or future adverse economic, political or market conditions related to epidemics, pandemics, or other outbreaks of contagious diseases, including the current COVID-19 pandemic, and the impact of these conditions on our business operations and financial position, including the ability of our customers or our employees to conduct work in the normal course of business; risk and uncertainties relating to any continuing impact of our restructuring process on our ability to achieve our 2021 financial and operational goals and guidance parameters in light of the continuation of certain restructuring matters, including third party actions, claims or motions in the Chapter 11 process or on appeal until the court docket is closed; that the expected benefits of cost reduction and expense management activities are not realized or adversely affect our sales and operational activities or are otherwise disruptive to our business and personnel; further adverse changes in economic conditions in our markets unrelated to the COVID-19 pandemic; the impact of new, emerging, or competing technologies and our ability to utilize these technologies to provide services to our customers; general U.S. and worldwide economic conditions and related uncertainties; and the effect of any changes in federal or state governmental regulations or statutes. Windstream does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

**PUBLIC**

# Participants



**Tony Thomas**
Chief Executive Officer



**Bob Gunderman**
Chief Financial Officer



**Drew Smith**
Treasurer



**Chris King**
VP, Investor Relations

PUBLIC

# First Quarter 2021 Highlights

## Adjusted EBITDAR of $417M

Adjusted EBITDAR growth both sequentially and year-over-year

Consolidated adjusted EBITDAR margin of 37.3% up ~250 bps y-o-y

Consolidated cash expenses down ~10% y-o-y

## Consumer broadband growth of **13,000 subscribers** in 1Q21

60,000 net subscriber adds estimated for 2021

5th consecutive quarter of Kinetic consumer revenue growth

## Continued acceleration in **SD-WAN** and **Strategic Sales**

Largest SD-WAN service provider in country today

Strategic Enterprise revenues grew 15% YTD

Strategic Sales reached 78% of total Enterprise sales in 1Q

## 1 Gbps & Interconnection Progress

Constructed over 125K new locations with 1 Gbps capabilities in 1Q; 104K consumer customers on 1Gbps facilities

Total interconnection expense fell by over 13% year-over-year on an annualized basis; legacy-TDM related expenses fell by almost 20% y-o-y

PUBLIC

# 2021 Priorities Accelerate Path to Growth

**Expand 1 Gig Broadband**

- $1.75 billion 5-year fiber program begins in earnest this year to push high-quality and cost-effective 1 Gbps designs and builds

**Improving Enterprise Revenue Trends**

- Capture new revenue opportunities through the strength of our products, operational improvements, talented sales and support teams

**Fast Track TDM Exit**

- Initiate 3-year plan to migrate the majority of our CLEC customers off of the TDM network, which will improve customer experience while lowering cost structure

**Maintain Product & Software Leadership**

- Continue to maintain our best-in-class product portfolio across OfficeSuite, SD-WAN, optical networks and our digital experience

**Consistently Deliver Excellent Customer Experiences**

- Continue to deliver excellent customer service levels through technology upgrades to improve efficiencies

# Enhanced Kinetic Broadband Speed Capabilities Driving Market Share Gains

### Increased Access to High-Speed Broadband...


% of Homes in ILEC Footprint with Access to Available Speeds
57%
61%
70%
72%
73%
12%
15%
42%
5%
44%
10%
45%
13%
2017
2018
2019
2020
YTD 2021
25 Mbps+
100 Mbps+
1Gbps

### ...is Producing Significant Market Share Growth over Multi-Year Period

*On Track to Achieve Full Year 2021 Target*


Net Broadband Additions
70
50
30
10
-10
-30
-50
-45
14
28
60
60
13
2017
2018
2019
2020
YTD 2021

PUBLIC

# Consumers Enjoying Faster Speed Tiers


Consumer Speed Distribution of 25, 50 and 100 Mbps
60%
40%
20%
0%
44%
47%
51%
53%
54%
56%
58%
60%
62%
19%
22%
26%
29%
32%
36%
38%
41%
42%
7%
9%
15%
18%
20%
22%
23%
25%
26%
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
25 Mbps +
50 Mbps +
100 Mbps +

kinetic by windstream

PUBLIC

# More Speed Available to Activate

**Across all speed tiers, only 47% of Kinetic Consumers are on max speed available**

## Max Speed Available by Customer Count
(in thousands)



167
314
341
156
144
<25Mbps
25 Mbps to 49 Mbps
50 Mbps to 99 Mbps
100 Mbps to 1 Gbps
1 Gbps+

## % of Customers Upgrade Eligible by Speed Tier



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
29%
39%
52%
67%
84%
<25Mbps
25 Mbps to 49 Mbps
50 Mbps to 99 Mbps
100 Mbps to 1 Gbps
1 Gbps+

PUBLIC

# 1 Gbps Broadband Expansion Acceleration

## 129K 1 Gbps Premises Constructed in 1Q



1 Gbps Premises Passed (in 000's)
800
700
600
500
400
300
200
100
0
218
263
359
415
589
718
128
169
260
309
462
587
90
94
99
106
127
131
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
SMB
Consumer

## Strong Adoption of New 1 Gbps Facilities

- Ended 1Q with 104.4K Consumers on 1G capable facilities
- Represents a 17.8% penetration

- Ended 1Q with 38.5K SMB Customers on 1G capable facilities
- Represents a 29.4% penetration

PUBLIC

# Strong Consumer Revenue Results Driven by Customer Growth and Stable ARPU



Consumer Revenue ($ in millions)
Household ARPU (actuals)
$300
$295
$290
$285
$280
$275
$80.00
$75.00
$70.00
$65.00
$76.75
$76.34
$76.78
$77.41
$78.01
$286
$287
$292
$295
$297
1Q20
2Q20
3Q20
4Q20
1Q21

PUBLIC

# Enterprise Strategic Revenue Growth Continues

## Strategic product revenue is $356M annualized

WINDSTREAM ENTERPRISE

- Cloud services, increasing bandwidth demand & software enabled networks fueling Strategic Revenue growth
- 1Q21 Annualized Strategic Product Revenue is $356M and growing 15% YoY
- Strategic sales 78% of total Enterprise sales in quarter represent highest percentage ever

### Strategic Revenue % of Total Service Revenue



24%
20%
16%
12%
8%
4%
0%
15.1%
15.8%
17.3%
18.8%
19.8%
1Q20
2Q20
3Q20
4Q20
1Q21

### Strategic Sales as % of Total Sales



90%
80%
70%
60%
50%
40%
30%
69%
63%
57%
62%
78%
1Q20
2Q20
3Q20
4Q20
1Q21

# The WE Guarantee

**PUBLIC**

Windstream Enterprise makes it easier to accelerate success—with a resilient, pure-cloud infrastructure, an industry-leading focus on innovation and a commitment to delivering an unparalleled experience.

## #WEwill

- Committed to delivering the best possible experience for every customer
- Focused on innovative software driven solutions
- Guarantee-level commitment to deliver the best possible experience to Enterprise customers



STRATEGIC SOLUTIONS
WE will commitment
GUARANTEES
RATE LOCK GUARANTEE
No rate increases for length of contract term
SATISFACTION GUARANTEE
100% satisfaction throughout the first year or walk away from contract with no obligations or ETFs
100% UPTIME GUARANTEE
Purchase SD-WAN and OfficeSuite UC, and if we fail to deliver 100% uptime, WE will credit your account
CONNECTIVITY BONUS
First months free for all SD-WAN, OfficeSuite UC, MNS and non-TDM access MRCs
FUTURE TECHNOLOGY GUARANTEE
Purchase SD-WAN and OfficeSuite UC and when next-generation technology becomes available; upgrade at no additional cost

# Wholesale Capabilities and Delivery Set Us Apart


POP (POINT OF PRESENCE)
FIXED WIRELESS POP
IP NETWORK
IP CORE
CLOUD CORE NODE

**170K+**
Fiber Route Miles

**1,400K**
100Gbps+ Capable Transport POPs

## Rapid Delivery of Sizable Order Exceeds Expectations

- Fortune 100 Tech Company
- Awarded 4.8 Terabytes of Routes
- Fast Turnaround from Authorization to Delivery
  - 48 circuits provisioned and ready to turn over in 28 days
  - 7 colocation-augments in 21 days including one new colocation site

## 1H21 Projects

- Expansion to Hillsboro Cable Landing Station, Portland/Sacramento route, Los Angeles/Las Vegas route
- Turn up data centers including Boca Raton Cable Landing Station, Jacksonville Cable Landing Station

PUBLIC

# Overall ESG Rating At the Top of Telecom Industry

WINDSTREAM

**15th** out of 210

**Global Ranking in Telecommunication Services Industry**

| ESG Risk Rating* | Exposure Score* | Management Score |
|---|---|---|
| 18.5 | 35.8 | 54.4 |
| Low | Medium | Strong |
| Industry Average: 26.5 | Industry Average: 33.5 | Industry Average: 51.6 |

*Lower score is better | *Lower score is better

**Strongest ESG Management Performance**

Business Ethics | Corporate Governance | Human Capital

SUSTAINALYTICS
a Morningstar company
RATED

- Windstream received 2nd best ESG risk rating among U.S.-based telecom providers by Sustainalytics, a Morningstar company; ranked 15th of 210 companies in telecom industry globally
- Joining more than 9,500 companies and 3,000 other participants, Windstream has signed on to the UN Global Compact, becoming only the 4th US telecom to do so, after Verizon, AT&T and QUALCOMM.
- The UN Global Compact encourages companies to create a culture of integrity across their organization, from strategy to operations. Joining the world's largest global corporate sustainability initiative means we have voluntarily pledged to:
  - Operate responsibly, in alignment with universal sustainability principles
  - Support the society around us and engage locally where we have a presence
  - Commit at our company's highest level, pushing sustainability deep into our DNA
  - Report annually on our ongoing efforts

# 1Q21 Financial Results

# PUBLIC

*Unaudited Adjusted Pro Forma Results of Operations (non-GAAP)*

| Financial Overview (1) (2) (Dollars in Millions) | 2020 Q1 | 2020 Q2 | 2020 Q3 | 2020 Q4 | 2020 YE | 2021 Q1 |
|---|---|---|---|---|---|---|
| **Revenue** | | | | | | |
| Kinetic | $ 555 | $ 550 | $ 553 | $ 549 | $ 2,208 | $ 546 |
| Enterprise | 544 | 533 | 516 | 496 | 2,089 | 481 |
| Wholesale | 73 | 75 | 75 | 73 | 295 | 76 |
| **Segment Service Revenue** | **1,172** | **1,157** | **1,144** | **1,119** | **4,591** | **1,103** |
| Product Sales | 21 | 20 | 18 | 15 | 74 | 15 |
| **Total Revenue and Sales** | **$ 1,193** | **$ 1,177** | **$ 1,161** | **$ 1,134** | **$ 4,665** | **$ 1,118** |
| **Contribution Margin** | | | | | | |
| Kinetic | $ 322 | $ 314 | $ 302 | $ 311 | $ 1,249 | $ 314 |
| Enterprise | 92 | 100 | 85 | 84 | 361 | 91 |
| Wholesale | 33 | 31 | 31 | 35 | 130 | 37 |
| **Segment Contribution Margin** | **$ 446** | **$ 445** | **$ 418** | **$ 430** | **$ 1,739** | **$ 442** |
| Shared Expenses | 31 | 29 | 31 | 26 | 118 | 25 |
| **Adjusted EBITDAR** | **$ 415** | **$ 416** | **$ 387** | **$ 404** | **$ 1,622** | **$ 417** |
| Adjusted EBITDAR Margin % | 34.8% | 35.3% | 33.3% | 35.6% | 34.8% | 37.3% |
| **Segment Contribution Margin %** | | | | | | |
| Kinetic | 56.6% | 55.6% | 53.4% | 55.5% | 55.3% | 56.2% |
| Enterprise | 16.6% | 18.6% | 16.2% | 16.8% | 17.1% | 18.8% |
| Wholesale | 44.9% | 41.6% | 42.1% | 47.6% | 44.0% | 48.8% |

*(1) All periods revised to present our historical revenues and the computations of Adjusted EBITDAR to exclude revenues from customer contracts and fiber asset sales sold to Uniti in conjunction with our emergence from restructuring*

*(2) All periods revised to shift certain small business customers from Enterprise to Kinetic, shifting certain wholesale customers from Wholesale to Kinetic, shifting switched access revenues from Wholesale to Enterprise, and shifting governmental customers from Enterprise to Wholesale*

PUBLIC

# Significant Interconnection Cost Reduction Opportunities Remain

## TDM Retirement to Accelerate Cost Reduction and Improve Customer Experience

| Interconnection Expenses (in millions)[1] | | 1Q20 Annualized | | 1Q21 Annualized | YoY Change % |
|---|---|---|---|---|---|
| TDM | $ | 325 | $ | 248 | (23.8%) |
| IP/Ethernet | | 320 | | 292 | (8.7%) |
| **Last Mile Access** | | **645** | | **540** | **(16.3%)** |
| TDM | | 129 | | 86 | (33.6%) |
| IP/Ethernet | | 37 | | 36 | (3.2%) |
| **Network Access** | | **166** | | **122** | **(26.7%)** |
| **Voice/Other** | | **31** | | **31** | **0.6%** |
| **Total Interconnect Access** | $ | **842** | $ | **693** | **(17.7%)** |
| Network Real Estate | $ | 176 | $ | 174 | (0.7%) |
| Colocation | | 106 | | 104 | (2.3%) |
| **Network Facilities Expense** | | **282** | | **278** | **(1.3%)** |
| **Fiber Expense** | | **63** | | **59** | **(7.0%)** |
| **Total Network Facilities & Fiber Expense** | $ | **345** | $ | **337** | **(2.4%)** |
| **Total Interconnect** | $ | **1,187** | $ | **1,030** | **(13.3%)** |

(1) Expenses Include Recurring Interconnection, Network Facilities and Fiber Expenses Only

- 1Q21 annualized run-rate of ~$1 billion in interconnection, network facility and fiber expenses; annualized decline of over 13%
- Approximately $508 million of Legacy TDM-related expense including Network Facility expense; annualized decline of almost 20%

- Launched 3-year program to migrate CLEC TDM customers to newer technologies; moving from circuit-level to market-level optimization
- The focus on market-level TDM removal will enable greater reductions in network real estate and collocation expenses

PUBLIC

# Strong Balance Sheet with No Near-Term Maturities

## Debt Maturity as of March 31, 2021



$0
$0
$0
$0
$500
$0
$0
$742
$1,400
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2020
2021
2022
2023
2024
2025
2026
2027
2028
Undrawn Revolver
Term Loan(1)
Senior First Lien Notes

**$631M**
Net Liquidity
as of March 31, 2021

**2.00x**
Net Debt to Adjusted EBITDA

**89%**
Fixed Interest Rate for Total Debt

# 2021 Financial and Operational Guidance

- Adjusted EBITDAR down ~ 1% from 2020 level
- Capex flat from 2020 level; anticipate ~$250 million of Uniti GCI funding
- ~$170 million in cash interest; minimal cash taxes
- Broadband Net Adds of ~ 60,000
- Low single-digit Kinetic consumer revenue growth y-o-y

# Appendix

PUBLIC

**Contents:**

- Quarterly supplemental schedules (Pro Forma)

# Supplemental Financial Information

PUBLIC

Windstream Holdings II, LLC ("Windstream", "we", "us", "our") has presented in this Investor Supplement unaudited pro forma adjusted results, which excludes revenues from customer contracts and sales of fiber assets transferred to Uniti Group, Inc. ("Uniti") in conjunction with our emergence from bankruptcy, as further discussed below. Our adjusted pro forma results also exclude depreciation and amortization, straight-line expense under the master leases with Uniti, equity-based compensation expense, restructuring charges, and certain other costs. We have also presented certain measures of our operating performance, on an pro forma adjusted basis, that reflects the impact of the cash payment due under the master leases with Uniti.

Our business operations are organized into three segments: Kinetic, Enterprise and Wholesale. The Kinetic business unit primarily serves customers in markets in which we are the incumbent local exchange carrier ("ILEC") and provides services over network facilities operated by us. The Enterprise and Wholesale business units primarily serve customers in markets in which we are a competitive local exchange carrier ("CLEC") and provide services over network facilities primarily leased from other carriers. During the first quarter of 2021, we made changes to further align our customer base and service offerings within our ILEC and CLEC markets. The significant changes to our previous segment structure included: (1) shifting certain small business customers from the Enterprise segment to the Kinetic segment; (2) shifting certain wholesale customers from Wholesale to Kinetic; (3) shifting switched access revenues from Wholesale to Enterprise; and (4) shifting governmental customers from Enterprise to Wholesale. Prior period segment information has been revised to reflect these customer alignment changes. A reconciliation of previously reported to revised segment and consolidated information is included within this Investor Supplement.

On September 21, 2020, Windstream Holdings, Inc., Windstream Services, LLC together with each of their direct and indirect subsidiaries, collectively the Debtors, emerged from bankruptcy pursuant to a court approved plan of reorganization. In connection with the reorganization, a new legal entity, Windstream Holdings II, LLC was formed and became the successor reporting entity post-emergence. Windstream Holdings II, LLC is a private company with no publicly registered debt or equity securities. Although generally accepted accounting principles in the United States of America ("U.S. GAAP") requires us to present our operating results for periods prior to September 21, 2020 separate and apart from our operating results for periods subsequent to September 21, 2020, we have presented combined quarterly and year-to-date operating results for fiscal year 2020 in this Investor Supplement. Management believes that this combined presentation provides more meaningful comparisons to historical periods for each of our key performance metrics of revenues, contribution margin, Adjusted EBITDA, Adjusted EBITDAR, Adjusted Free Cash Flow and Adjusted Capital Expenditures and is useful in identifying current business trends.

We use Adjusted EBITDA, Adjusted EBITDAR, Adjusted Free Cash Flow and Adjusted Capital Expenditures as key measures of the operational performance of our business. Our management, including the chief operating decision-maker, consistently uses these measures for internal reporting and the evaluation of business objectives, opportunities and performance, and the determination of management compensation. Management believes that Adjusted Free Cash Flow provides investors with useful information about the ability of our core operations to generate cash flow. Because capital spending is necessary to maintain our operational capabilities, we believe that capital expenditures represents a recurring and necessary use of cash. As such, we believe investors should consider our capital spending and payments due under our master leases with Uniti when evaluating the amount of cash provided by our operating activities.

# Supplemental Financial Information

PUBLIC

WINDSTREAM HOLDINGS II, LLC
UNAUDITED PRO FORMA ADJUSTED RESULTS OF OPERATIONS (NON-GAAP)
QUARTERLY SUPPLEMENTAL INFORMATION
for the quarterly periods in the years 2021 and 2020
(In millions)

| | 2021 | 2020 | | | | |
|---|---|---|---|---|---|---|
| ADJUSTED RESULTS OF OPERATIONS: | 1st Qtr. | Total | 4th Qtr. | 3rd Qtr. | 2nd Qtr. | 1st Qtr. |
| Revenues and sales: | | | | | | |
| Service revenues | $ 1,103.2 | $ 4,591.3 | $ 1,118.6 | $ 1,143.6 | $ 1,157.4 | $ 1,171.7 |
| Product sales | 14.6 | 73.7 | 15.4 | 17.5 | 19.5 | 21.3 |
| Total revenues and sales | 1,117.8 | 4,665.0 | 1,134.0 | 1,161.1 | 1,176.9 | 1,193.0 |
| Costs and expenses: | | | | | | |
| Cost of services | 534.4 | 2,304.9 | 560.4 | 585.7 | 578.2 | 580.6 |
| Cost of sales | 17.2 | 78.3 | 15.6 | 19.5 | 21.7 | 21.5 |
| Selling, general and administrative | 149.4 | 660.3 | 154.1 | 169.2 | 161.1 | 175.9 |
| Costs and expenses | 701.0 | 3,043.5 | 730.1 | 774.4 | 761.0 | 778.0 |
| Adjusted EBITDAR (A) | 416.8 | 1,621.5 | 403.9 | 386.7 | 415.9 | 415.0 |
| Cash payment under master leases with Uniti | (165.8) | (662.3) | (165.9) | (165.8) | (165.6) | (165.0) |
| Cash received from Uniti per settlement agreement | 24.5 | 24.5 | 24.5 | - | - | - |
| Adjusted EBITDA (B) | $ 275.5 | $ 983.7 | $ 262.5 | $ 220.9 | $ 250.3 | $ 250.0 |
| Margins (C): | | | | | | |
| Adjusted EBITDAR margin | 37.3% | 34.8% | 35.6% | 33.3% | 35.3% | 34.8% |
| Adjusted EBITDA margin | 24.6% | 21.1% | 23.1% | 19.0% | 21.3% | 21.0% |
| Adjusted Capital Expenditures | $ 258.0 | $ 1,003.1 | $ 274.9 | $ 248.1 | $ 247.7 | $ 232.4 |
| Adjusted Free Cash Flow (D) | $ 1.2 | $ (157.8) | $ 29.1 | $ (59.9) | $ (68.5) | $ (58.5) |

| Debt Leverage Ratio: | As of 3/31/2021 | |
|---|---|---|
| Long-term debt, including current maturities (E) | $ 2,142.3 | |
| Add: Capital lease obligations | 37.3 | |
| Less: Cash and cash equivalents | (158.9) | |
| Net debt | $ 2,020.7 | (1) |

| | Twelve Months Ended 3/31/2021 | |
|---|---|---|
| Adjusted EBITDA | $ 1,009.2 | (2) |
| Net leverage ratio (F) - computed as (1)/(2) | 2.0x | |

| Available liquidity as of March 31, 2021: | |
|---|---|
| Cash and cash equivalents | $ 158.9 |
| Available capacity under credit facility (G) | 472.5 |
| Available liquidity | $ 631.4 |

(A) Adjusted EBITDAR is earnings before interest expense, income taxes and depreciation and amortization and is calculated as operating income (loss) excluding depreciation and amortization, straight-line expense under the master leases with Uniti, equity-based compensation expense, restructuring charges, and certain other costs.
(B) Adjusted EBITDA is Adjusted EBITDAR after the cash payment due under the master leases with Uniti and incremental rent for growth capital improvements funded by Uniti.
(C) Margins are calculated by dividing the respective profitability measures by total revenues and sales.
(D) Adjusted Free Cash Flow is Adjusted EBITDA less adjusted capital expenditures and cash paid for interest on long-term debt obligation plus funding received from Uniti for growth capital expenditures and adjusted for cash (paid) refunded for income taxes, net.
(E) Long-term debt, including current maturities excluding unamortized debt discount.
(F) The net leverage ratio is computed by dividing net debt by Adjusted EBITDAR excluding COVID-19 incremental expenses.
(G) Available capacity under credit facility excludes outstanding letters of credit.

# Supplemental Financial Information

PUBLIC

WINDSTREAM HOLDINGS II, LLC
UNAUDITED PRO FORMA ADJUSTED RESULTS OF OPERATIONS (NON-GAAP)
QUARTERLY SUPPLEMENTAL INFORMATION - REVENUE SUPPLEMENT
for the quarterly periods in the years 2021 and 2020
(In millions)

| | 2021 | 2020 | | | | |
|---|---|---|---|---|---|---|
| Service revenues: | 1st Qtr. | Total | 4th Qtr. | 3rd Qtr. | 2nd Qtr. | 1st Qtr. |
| Kinetic: | | | | | | |
| High-speed Internet bundles | $ 273.2 | $ 1,047.2 | $ 269.3 | $ 264.8 | $ 258.1 | $ 255.0 |
| Voice only | 20.2 | 89.6 | 21.4 | 22.2 | 22.7 | 23.3 |
| Video and miscellaneous | 3.9 | 23.0 | 3.9 | 4.6 | 6.6 | 7.9 |
| Consumer | 297.3 | 1,159.8 | 294.6 | 291.6 | 287.4 | 286.2 |
| Small business | 67.7 | 275.5 | 67.2 | 68.3 | 69.0 | 71.0 |
| Large business | 41.6 | 177.6 | 41.9 | 43.4 | 45.4 | 46.9 |
| Wholesale | 60.4 | 251.1 | 62.2 | 61.9 | 62.7 | 64.3 |
| Switched access | 5.3 | 22.4 | 5.6 | 5.6 | 5.8 | 5.4 |
| CAF Phase II funding | 43.9 | 175.5 | 43.9 | 43.9 | 43.8 | 43.9 |
| State USF | 9.3 | 75.1 | 15.3 | 20.0 | 19.9 | 19.9 |
| End user surcharges | 20.9 | 70.7 | 18.7 | 18.7 | 16.2 | 17.1 |
| Kinetic | 546.4 | 2,207.7 | 549.4 | 553.4 | 550.2 | 554.7 |
| Enterprise: | | | | | | |
| Advanced IP/TDM (A) | 266.3 | 1,202.6 | 277.2 | 291.0 | 311.1 | 323.3 |
| Strategic (B) | 89.0 | 328.0 | 87.2 | 83.3 | 80.0 | 77.5 |
| Other (C) | 93.6 | 436.6 | 100.1 | 108.2 | 115.0 | 113.3 |
| Switched access | 3.9 | 20.0 | 4.5 | 5.1 | 4.8 | 5.6 |
| End user surcharges | 28.4 | 101.4 | 27.3 | 28.0 | 21.7 | 24.4 |
| Enterprise | 481.2 | 2,088.6 | 496.3 | 515.6 | 532.6 | 544.1 |
| Wholesale: | | | | | | |
| Core wholesale (D) | 75.5 | 294.6 | 72.8 | 74.5 | 74.5 | 72.8 |
| End user surcharges | 0.1 | 0.4 | 0.1 | 0.1 | 0.1 | 0.1 |
| Wholesale | 75.6 | 295.0 | 72.9 | 74.6 | 74.6 | 72.9 |
| Total service revenues | 1,103.2 | 4,591.3 | 1,118.6 | 1,143.6 | 1,157.4 | 1,171.7 |
| Product sales: | | | | | | |
| Kinetic product sales | 11.7 | 49.8 | 10.5 | 11.3 | 14.3 | 13.7 |
| Enterprise product sales | 2.9 | 23.9 | 4.9 | 6.2 | 5.2 | 7.6 |
| Total product sales | 14.6 | 73.7 | 15.4 | 17.5 | 19.5 | 21.3 |
| Total revenues and sales | $ 1,117.8 | $ 4,665.0 | $ 1,134.0 | $ 1,161.1 | $ 1,176.9 | $ 1,193.0 |

(A) Advance IP/TDM revenues consist of dynamic Internet protocol, dedicated Internet access, multi-protocol label switching services, integrated voice and data, long distance, managed services, and time division multiplexing ("TDM") voice and data services.

(B) Strategic revenues consist of Software Defined Wide Area Network ("SD-WAN"), Unified Communications as a Service ("UCaaS"), OfficeSuite, and associated network access products and services.

(C) Other revenues primarily consist of administrative service fees, subscriber line charges, and non-recurring usage-based long-distance revenues.

(D) Core wholesale revenues primarily include revenues from providing fiber connections, data transport and wireless backhaul services.

# Supplemental Financial Information

PUBLIC

WINDSTREAM HOLDINGS II, LLC
UNAUDITED PRO FORMA ADJUSTED RESULTS OF OPERATIONS (NON-GAAP)
QUARTERLY SUPPLEMENTAL INFORMATION
for the quarterly periods in the years 2021 and 2020
(In millions)

| | 2021 | 2020 | | | | |
|---|---|---|---|---|---|---|
| | 1st Qtr. | Total | 4th Qtr. | 3rd Qtr. | 2nd Qtr. | 1st Qtr. |
| **Kinetic** | | | | | | |
| Revenues and sales: | | | | | | |
| Service revenues | $ 297.3 | $ 1,159.8 | $ 294.6 | $ 291.6 | $ 287.4 | $ 286.2 |
| Product sales | 11.7 | 49.8 | 10.5 | 11.3 | 14.3 | 13.7 |
| Total Consumer | 309.0 | 1,209.6 | 305.1 | 302.9 | 301.7 | 299.9 |
| Small business | 67.7 | 275.5 | 67.2 | 68.3 | 69.0 | 71.0 |
| Large business | 41.6 | 177.6 | 41.9 | 43.4 | 45.4 | 46.9 |
| Wholesale | 60.4 | 251.1 | 62.2 | 61.9 | 62.7 | 64.3 |
| Switched access | 5.3 | 22.4 | 5.6 | 5.6 | 5.8 | 5.4 |
| CAF Phase II funding | 43.9 | 175.5 | 43.9 | 43.9 | 43.8 | 43.9 |
| State USF | 9.3 | 75.1 | 15.3 | 20.0 | 19.9 | 19.9 |
| End user surcharges | 20.9 | 70.7 | 18.7 | 18.7 | 16.2 | 17.1 |
| Total revenues and sales | 558.1 | 2,257.5 | 559.9 | 564.7 | 564.5 | 568.4 |
| Costs and expenses | 244.2 | 1,009.0 | 249.1 | 262.9 | 250.5 | 246.5 |
| Kinetic contribution margin | $ 313.9 | $ 1,248.5 | $ 310.8 | $ 301.8 | $ 314.0 | $ 321.9 |
| Kinetic contribution margin % | 56.2% | 55.3% | 55.5% | 53.4% | 55.6% | 56.6% |
| Kinetic retail contribution margin (A) | $ 270.0 | $ 1,073.0 | $ 266.9 | $ 257.9 | $ 270.2 | $ 278.0 |
| Kinetic retail contribution margin % | 52.5% | 51.5% | 51.7% | 49.5% | 51.0% | 53.0% |
| **Enterprise** | | | | | | |
| Revenues and sales: | | | | | | |
| Service revenues | $ 481.2 | $ 2,088.6 | $ 496.3 | $ 515.6 | $ 532.6 | $ 544.1 |
| Product sales | 2.9 | 23.9 | 4.9 | 6.2 | 5.2 | 7.6 |
| Total revenues and sales | 484.1 | 2,112.5 | 501.2 | 521.8 | 537.8 | 551.7 |
| Costs and expenses | 392.9 | 1,751.7 | 416.9 | 437.1 | 437.6 | 460.1 |
| Enterprise contribution margin | $ 91.2 | $ 360.8 | $ 84.3 | $ 84.7 | $ 100.2 | $ 91.6 |
| Enterprise contribution margin % | 18.8% | 17.1% | 16.8% | 16.2% | 18.6% | 16.6% |
| **Wholesale** | | | | | | |
| Revenues and sales | 75.6 | 295.0 | 72.9 | 74.6 | 74.6 | 72.9 |
| Costs and expenses | 38.7 | 165.2 | 38.2 | 43.2 | 43.6 | 40.2 |
| Wholesale contribution margin | $ 36.9 | $ 129.8 | $ 34.7 | $ 31.4 | $ 31.0 | $ 32.7 |
| Wholesale contribution margin % | 48.8% | 44.0% | 47.6% | 42.1% | 41.6% | 44.9% |

# Supplemental Financial Information

PUBLIC

WINDSTREAM HOLDINGS II, LLC
UNAUDITED PRO FORMA ADJUSTED RESULTS OF OPERATIONS (NON-GAAP)
QUARTERLY SUPPLEMENTAL INFORMATION
for the quarterly periods in the years 2021 and 2020
(In millions)

| | 2021 | 2020 | | | | |
|---|---|---|---|---|---|---|
| | 1st Qtr. | Total | 4th Qtr. | 3rd Qtr. | 2nd Qtr. | 1st Qtr. |
| **Total Segment Revenues and Expenses** | | | | | | |
| Revenues and sales: | | | | | | |
| Service revenues | $ 1,103.2 | $ 4,591.3 | $ 1,118.6 | $ 1,143.6 | $ 1,157.4 | $ 1,171.7 |
| Product sales | 14.6 | 73.7 | 15.4 | 17.5 | 19.5 | 21.3 |
| Total segment revenues and sales | 1,117.8 | 4,665.0 | 1,134.0 | 1,161.1 | 1,176.9 | 1,193.0 |
| Total segment costs and expenses | 675.8 | 2,925.9 | 704.2 | 743.2 | 731.7 | 746.8 |
| Segment contribution margin | $ 442.0 | $ 1,739.1 | $ 429.8 | $ 417.9 | $ 445.2 | $ 446.2 |
| Segment contribution margin % | 39.5% | 37.3% | 37.9% | 36.0% | 37.8% | 37.4% |
| **Consolidated revenues and sales** | | | | | | |
| Service revenues | $ 1,103.2 | $ 4,591.3 | $ 1,118.6 | $ 1,143.6 | $ 1,157.4 | $ 1,171.7 |
| Product sales | 14.6 | 73.7 | 15.4 | 17.5 | 19.5 | 21.3 |
| Consolidated revenues and sales | $ 1,117.8 | $ 4,665.0 | $ 1,134.0 | $ 1,161.1 | $ 1,176.9 | $ 1,193.0 |
| Consolidated costs and expenses | | | | | | |
| Segment costs and expenses | $ 675.8 | $ 2,925.9 | $ 704.2 | $ 743.2 | $ 731.7 | $ 746.8 |
| Shared expenses (B) | 25.2 | 117.6 | 25.9 | 31.2 | 29.3 | 31.2 |
| Consolidated costs and expenses | $ 701.0 | $ 3,043.5 | $ 730.1 | $ 774.4 | $ 761.0 | $ 778.0 |
| Consolidated | | | | | | |
| Adjusted EBITDAR | $ 416.8 | $ 1,621.5 | $ 403.9 | $ 386.7 | $ 415.9 | $ 415.0 |
| Adjusted EBITDAR margin | 37.3% | 34.8% | 35.6% | 33.3% | 35.3% | 34.8% |

(A) Excludes the impact of CAF Phase II funding.
(B) Shared expenses are not allocated to the segments and primarily consist of accounting and finance, information technology, engineering, network optimization, legal, human resources, investor relations, and outsourcing activities that are centrally managed and are not monitored by management at a segment level.

# Supplemental Financial Information

PUBLIC

WINDSTREAM HOLDINGS II, LLC
QUARTERLY SUPPLEMENTAL INFORMATION
for the quarterly periods in the years 2021 and 2020
(Units in thousands, Dollars in millions, except per unit amounts)

| | 2021 | 2020 | | | | |
|---|---|---|---|---|---|---|
| | 1st Qtr. | Total | 4th Qtr. | 3rd Qtr. | 2nd Qtr. | 1st Qtr. |
| **Kinetic Operating Metrics:** | | | | | | |
| Households served | 1,272.7 | 1,268.0 | 1,268.0 | 1,269.3 | 1,262.7 | 1,247.2 |
| *Net household additions (losses)* | 4.7 | 29.1 | (1.3) | 6.6 | 15.5 | 8.3 |
| *YOY change in households served* | 2.0% | 2.3% | 2.3% | 2.5% | 1.5% | -0.3% |
| *Average revenue per household served per month* | $ 78.01 | $ 77.11 | $ 77.41 | $ 76.78 | $ 76.34 | $ 76.75 |
| High-speed Internet customers | 1,122.4 | 1,109.3 | 1,109.3 | 1,102.3 | 1,089.4 | 1,067.3 |
| *Net customer additions* | 13.1 | 60.0 | 7.0 | 12.9 | 22.1 | 18.0 |
| *YOY change in high-speed Internet* | 5.2% | 5.7% | 5.7% | 6.0% | 5.3% | 3.4% |
| *Average revenue per High-speed Internet customer per month* | $ 81.61 | $ 80.85 | $ 81.18 | $ 80.55 | $ 79.78 | $ 80.32 |
| **Service Revenues Used in Average Revenue Per Month** | | | | | | |
| **Computations Above** (per page 3): | | | | | | |
| Kinetic consumer service revenues | $ 297.3 | $ 1,159.8 | $ 294.6 | $ 291.6 | $ 287.4 | $ 286.2 |
| High-speed Internet bundle revenues | $ 273.2 | $ 1,047.2 | $ 269.3 | $ 264.8 | $ 258.1 | $ 255.0 |
| **Enterprise:** | | | | | | |
| Strategic sales as a percentage of total Enterprise sales (A) | 78.3% | 62.7% | 62.1% | 57.0% | 62.7% | 68.5% |
| **Total Capital Expenditures:** | $ 258.0 | $ 1,021.4 | $ 274.9 | $ 266.4 | $ 247.7 | $ 232.4 |
| Claims settlements at emergence | - | (20.3) | - | (20.3) | - | - |
| Adjusted Capital Expenditures | $ 258.0 | $ 1,001.1 | $ 274.9 | $ 246.1 | $ 247.7 | $ 232.4 |
| **Adjusted Capital Expenditures by Segment:** | | | | | | |
| Kinetic | $ 173.7 | $ 674.6 | $ 183.4 | $ 160.9 | $ 173.5 | $ 156.8 |
| Enterprise | 53.0 | 201.9 | 55.7 | 46.6 | 49.8 | 49.8 |
| Wholesale | 31.3 | 124.6 | 35.8 | 38.6 | 24.4 | 25.8 |
| Adjusted Capital Expenditures | $ 258.0 | $ 1,001.1 | $ 274.9 | $ 246.1 | $ 247.7 | $ 232.4 |

(A) Enterprise strategic sales consist of SD-WAN, UCaaS, OfficeSuite and associated network access products and services.

# Supplemental Financial Information

PUBLIC

WINDSTREAM HOLDINGS II, LLC
UNAUDITED PRO FORMA ADJUSTED CONSOLIDATED RESULTS (NON-GAAP)
QUARTERLY SUPPLEMENTAL INFORMATION
for the quarterly periods in the years 2021 and 2020
(In millions)

| | 2021 | 2020 | | | | |
|---|---|---|---|---|---|---|
| | 1st Qtr. | Total | 4th Qtr. | 3rd Qtr. | 2nd Qtr. | 1st Qtr. |
| ADJUSTED FREE CASH FLOW: | | | | | | |
| Operating income (loss) | $ 73.7 | $ 87.4 | $ 71.9 | $ (23.4) | $ 24.8 | $ 14.1 |
| Depreciation and amortization | 177.1 | 829.4 | 164.5 | 212.4 | 219.9 | 232.6 |
| EBITDA | 250.8 | 916.8 | 236.4 | 189.0 | 244.7 | 246.7 |
| Adjustments: | | | | | | |
| Straight-line expense under master leases with Uniti | 158.7 | 662.4 | 158.0 | 167.3 | 168.3 | 168.8 |
| Cash payment under master leases with Uniti | (165.8) | (662.3) | (165.9) | (165.8) | (165.6) | (165.0) |
| Cash received from Uniti per settlement agreement | 24.5 | 24.5 | 24.5 | - | - | - |
| Revenues related to customer contracts and fiber assets sold to Uniti | - | (23.9) | - | (7.6) | (8.4) | (7.9) |
| Restructuring charges | 2.0 | 19.0 | 2.6 | 4.4 | 5.6 | 6.4 |
| Other costs (A) | 3.7 | 44.1 | 5.2 | 33.2 | 5.3 | 0.4 |
| Equity-based compensation | 1.6 | 3.1 | 1.7 | 0.4 | 0.4 | 0.6 |
| Adjusted EBITDA | 275.5 | 983.7 | 262.5 | 220.9 | 250.3 | 250.0 |
| Adjusted Capital Expenditures | (258.0) | (1,001.1) | (274.9) | (246.1) | (247.7) | (232.4) |
| Uniti funding of growth capital expenditures | 42.7 | 84.7 | 55.6 | 29.1 | - | - |
| Cash paid for interest on long-term debt obligations | (68.3) | (224.1) | (14.1) | (63.7) | (70.3) | (76.0) |
| Cash (paid) refunded for income taxes, net | 9.3 | (1.0) | - | (0.1) | (0.8) | (0.1) |
| Adjusted Free Cash Flow | $ 1.2 | $ (157.8) | $ 29.1 | $ (59.9) | $ (68.5) | $ (58.5) |
| COMPUTATION OF ADJUSTED EBITDA: | | | | | | |
| Operating income (loss) | $ 73.7 | $ 87.4 | $ 71.9 | $ (23.4) | $ 24.8 | $ 14.1 |
| Depreciation and amortization expense | 177.1 | 829.4 | 164.5 | 212.4 | 219.9 | 232.6 |
| Straight-line expense under master leases with Uniti | 158.7 | 662.4 | 158.0 | 167.3 | 168.3 | 168.8 |
| Revenues related to customer contracts and fiber assets sold to Uniti | - | (23.9) | - | (7.6) | (8.4) | (7.9) |
| Restructuring charges | 2.0 | 19.0 | 2.6 | 4.4 | 5.6 | 6.4 |
| Other costs (A) | 3.7 | 44.1 | 5.2 | 33.2 | 5.3 | 0.4 |
| Equity-based compensation | 1.6 | 3.1 | 1.7 | 0.4 | 0.4 | 0.6 |
| Adjusted EBITDAR | 416.8 | 1,621.5 | 403.9 | 386.7 | 415.9 | 415.0 |
| Cash payment under master leases with Uniti | (165.8) | (662.3) | (165.9) | (165.8) | (165.6) | (165.0) |
| Cash received from Uniti per settlement agreement | 24.5 | 24.5 | 24.5 | - | - | - |
| Adjusted EBITDA | $ 275.5 | $ 983.7 | $ 262.5 | $ 220.9 | $ 250.3 | $ 250.0 |

(A) Other costs for the periods presented consist of the following:

| | 2021 | 2020 | | | | |
|---|---|---|---|---|---|---|
| | 1st Qtr | Total | 4th Qtr | 3rd Qtr | 2nd Qtr | 1st Qtr |
| Spend commitment penalties (1) | $ - | $ 24.0 | $ - | $ 22.8 | $ 0.8 | $ 0.4 |
| Professional, legal and consulting fees - post-bankruptcy (2) | 4.3 | 10.1 | 10.1 | - | - | - |
| COVID-19 incremental expenses (3) | (0.6) | 10.0 | (4.9) | 10.4 | 4.5 | - |
| Other costs | $ 3.7 | $ 44.1 | $ 5.2 | $ 33.2 | $ 5.3 | $ 0.4 |

(1) Reserve for penalties attributable to not meeting certain spend commitments under discount plans with other carriers.
(2) Costs incurred after our emergence from the Chapter 11 Cases.
(3) COVID-19 related costs primarily consist of non-cash accrued vacation pay (inclusive of a first quarter 2021 and fourth quarter 2020 true-ups) attributable to a one-time benefit permitting employees to carry over up to 40 hours of unused vacation to 2021 and pay premiums for Kinetic field technicians.

# Supplemental Financial Information

PUBLIC

WINDSTREAM HOLDINGS II, LLC
RECONCILIATION OF PREVIOUSLY REPORTED TO REVISED SEGMENT AND CONSOLIDATED INFORMATION
for the year ended December 31, 2020
(In millions)

| | Kinetic | Enterprise | Wholesale | Total |
|---|---|---|---|---|
| **Revenues and sales** | | | | |
| Total revenues and sales, as previously reported | $ 2,068.1 | $ 2,286.7 | $ 310.2 | $ 4,665.0 |
| Kinetic customer update (A) | 189.4 | (189.4) | - | - |
| Enterprise and wholesale customer and network realignment (B) | - | 15.2 | (15.2) | - |
| Total revenues and sales, as revised | $ 2,257.5 | $ 2,112.5 | $ 295.0 | $ 4,665.0 |

| | Kinetic | Enterprise | Wholesale | Shared Expenses | Total |
|---|---|---|---|---|---|
| **Contribution margin** | | | | | |
| Contribution margin, as previously reported | $ 1,176.5 | $ 435.8 | $ 217.7 | $ (208.5) | $ 1,621.5 |
| Kinetic customer update (A) | 146.8 | (146.8) | - | - | - |
| Enterprise and wholesale customer and network realignment (B) | - | 76.9 | (76.9) | - | - |
| Reallocation of shared expenses (C) | (74.8) | (5.1) | (11.0) | 90.9 | - |
| Contribution margin, as revised | $ 1,248.5 | $ 360.8 | $ 129.8 | $ (117.6) | $ 1,621.5 |

(A) Reflects transition of customers from Enterprise to Kinetic who have the majority of their locations within the 18-state Kinetic footprint that is being enabled with more fiber services.

(B) Reflects transition of certain resale, usage, and switched access revenues from Wholesale to Enterprise and transition of federal government customers from Enterprise to Wholesale. Additionally, we are now reporting the majority of our fiber lease expenses within Wholesale with our emphasis on selling our more than 170,000 fiber route mile network.

(C) Reflects updated assignment of corporate and support organization costs to include information technology to the three business units.